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                                                                   Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 2002 (except for the last paragraph of Note
9, as to which the date is January   , 2002), in Amendment No. 1 to the
Registration Statement (Form S-1) and related Prospectus of Corcept Therapeutics Incorporated for the registration of 5,175,000 shares of its common stock.



                                        /s/  ERNST & YOUNG LLP


Palo Alto, California

January 25, 2002